Exhibit 23.4 (1 of 2)

February 2, 2018

Houston, Texas

Ing. Carlos Alberto Treviño Medina,

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2016 (the “Form 20-F”) incorporated in the Form F-4 by reference; and (c) the incorporation by reference in the Form F-4 of our report describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas, and oil equivalent reserves as of December 31, 2016, for 36 fields located offshore from Mexico in the Northeastern Marine Region and Southwestern Marine Region, which report was originally filed as Exhibit 10.2 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission.

/s/ RYDER SCOTT COMPANY, L.P.
RYDER SCOTT COMPANY, L.P.
TBPE License No. F-1580

Exhibit 23.4 (2 of 2)

February 2, 2018

Houston, Texas

Ing. Carlos Alberto Treviño Medina,

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2016 (the “Form 20-F”) incorporated in the Form F-4 by reference; and (c) the incorporation by reference in the Form F-4 of our report describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas, and oil equivalent reserves as of December 31, 2016, for 91 fields located onshore in Mexico in the Southern Region, which report was originally filed as Exhibit 10.2 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission.

/s/ RYDER SCOTT COMPANY, L.P.
RYDER SCOTT COMPANY, L.P.
TBPE License No. F-1580